================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                   FORM 8-K/A

                                   ----------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2003

                        PHIBRO ANIMAL HEALTH CORPORATION
             (Exact name of registrant as specified in its charter)

            New York                     333-64641              13-1840497
-------------------------------      ----------------     ----------------------
(State or other jurisdiction of      (Commission File         (IRS Employer
         incorporation)                   Number)         Identification Number)

                                One Parker Plaza
                           Fort Lee, New Jersey 07024
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (201) 944-6020
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

================================================================================

Explanatory Note

      This amended current report is being filed by Phibro Animal Health Corporation (the "Company") in connection with its withdrawal of its application for confidential treatment of certain portions of a Stock Purchase Agreement dated as of August 14, 2003, between the Company and Cemex, Inc. (the "Stock Purchase Agreement"). The Company's sole purpose for filing this current report on Form 8-K/A is to file as an exhibit hereto an un-redacted copy of the Stock Purchase Agreement that was previously filed in redacted form on a Form 8-K (SEC File No. 333-64641), dated September 11, 2003. Pursuant to Rule 12b-15 under the Securities and Exchange Act of 1934, the complete text of Item 7(c) as amended is set forth below.

Item 7. Financial Statements and Exhibits

      (c) Exhibits

      Exhibit 1 Stock Purchase Agreement, dated as of August 14, 2003, between Cemex, Inc. and Phibro Animal Health Corporation

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                PHIBRO ANIMAL HEALTH CORPORATION

                                                By: /s/ Richard G. Johnson
                                                   -----------------------------
                                                   Richard G. Johnson,
                                                   Chief Financial Officer

Dated: June 2, 2004

                                  Exhibit Index

Exhibit No.       Description

Exhibit 1 Stock Purchase Agreement, dated as of August 14, 2003, between Cemex, Inc. and Phibro Animal Health Corporation